                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 24, 1998


                    CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                 DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1
--------------------------------------------------------------------------------
                           (Issuer of Certificates)



                                SCE FUNDING LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                      333-30785                95-4640661
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



2244 WALNUT GROVE AVENUE, ROOM 180, ROSEMEAD, CA                      91770
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (626) 302-1850
                                                         --------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                        Exhibit Index Located on Page 3

Items 1 through 4, 6 and 8 through 9 are not included because they are not applicable.

ITEM 5.   OTHER EVENTS.

          On November 24, 1997, individuals representing The Utility Reform Network ("TURN"), Public Media Center and the Coalition Against Utility Taxes filed a voter initiative (Proposed Initiative No. SA 97 RF 0064) with the California Attorney General which seeks, among other things, to prohibit the collection of any customer charges for the Certificates or, alternatively, requires Southern California Edison Company ("Edison"), the Registrant or the California Infrastructure and Economic Development Bank Special Purpose Trust SCE-1 (the "Trust") to offset such charges with an equal credit to ratepayers. In addition, the proposed initiative states that "any underwriter or bond purchaser who purchases rate reduction bonds after November 15, 1997 . . . shall be deemed to have notice of the [proposed initiative]." Attached as Exhibit 99.1 is a copy of the proposed initiative filed with the California Attorney General. In February 1998, the California Secretary of State released the title and summary prepared for the proposed initiative by the office of the California Attorney General. Under the California Constitution, 433,269 valid signatures are required to qualify the proposed initiative for the November 1998 statewide ballot. In May 1998, the sponsors of the proposed initiative commenced filing the proposed initiative petition sections with various county elections officials. County elections officials determined that the proposed initiative petition sections contained more than 700,000 total unverified signatures. The California Secretary of State instructed county elections officials, using the random sample verification method, to determine the number of valid signatures on the petition sections and certify those totals to it. On June 24, 1998, the California Secretary of State announced that the proposed initiative qualified for the November 1998 ballot.

          On May 22, 1998, the Californians for Affordable and Reliable Electric Service, A Coalition of California Business Organizations and Utilities ("CARES"), filed a petition for writ of mandate with the Court of Appeal of the State of California, Third Appellate District (Californians for Affordable and Reliable Electric Service v. Bill Jones, et al., No. 3 Civ. C029528). CARES is sponsored by the California Business Roundtable, the California Chamber of Commerce, San Diego Gas & Electric Company, the California Manufacturers Association, Pacific Gas and Electricity Company, The California Retailers Association, and Edison. The CARES petition challenges the proposed initiative as illegal and unconstitutional on its face, and seeks to remove the proposed initiative from the November 1998 ballot. On May 27, 1998, the proponents of the proposed initiative filed a preliminary opposition to petition for writ of mandate. CARES filed a response to the preliminary opposition on May 29, 1998. As of June 30, 1998, the Court has not acted upon the CARES petition.

          If the proposed initiative is not removed from the November 1998 ballot pursuant to the CARES petition and is voted into law, further litigation would ensue. Under the terms of the Servicing Agreement between the Registrant and Edison, as the Servicer, the Servicer is required to take such legal or administrative actions as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the statute (the "Statute") providing for the certificates (the "Certificates") issued by the Trust, the financing order dated September 3, 1997 (the "Financing Order") issued by the California Public Utilities Commission, or the rights of holders of the property right authorized by the Statute and the

Financing Order (referred to as transition property), by legislative enactment, voter initiative or constitutional amendment that would be adverse to holders of the Certificates. The costs of such actions would be payable out of collections of the nonbypassable charges established by the Financing Order and the related issuance advice letter as an operating expense of the Registrant.

          The qualification of the proposed initiative for the November 1998 ballot could have a material adverse effect on the secondary market for the Certificates, including the price and liquidity thereof. If the Court of Appeal of the State of California, Third Appellate District denies the CARES petition, it could have a further material adverse effect on the secondary market for the Certificates, including the price and liquidity thereof. If the proposed initiative is voted into law and is not immediately overturned or is not stayed pending judicial review of its merits, the collection of charges necessary to pay the Certificates while the litigation is pending could be precluded, which would adversely affect the Certificates, the secondary market for the Certificates, including the pricing and liquidity thereof, the dates of maturity thereof, and accordingly the weighted average lives thereof. In addition, if the proposed initiative were to be voted into law and be upheld by the courts, it could have a further material adverse effect on the Certificates, the secondary market for the Certificates, including the pricing and liquidity thereof, the dates of maturity thereof and the weighted average lives thereof, and the holders of the Certificates could incur a loss on their investment.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.  Not applicable

(b)  Pro Forma Financial Information.  Not applicable

(c)  Exhibits

                                                                     Sequential
Exhibit                                                                Numbered
Number                                                                  Exhibit
------------                                                               Page
                                                                     ----------
    99.1       Proposed Initiative (No. SA 97 RF 0064)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SCE FUNDING LLC


                                    By:  /s/ Theodore F. Craver, Jr.
                                         ---------------------------
                                         Theodore F. Craver, Jr.
                                         President

Dated: July 1, 1998